SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES AND EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): June 2, 2011

TIANLI AGRITECH, INC.
(Exact name of registrant as specified in its charter)

British Virgin Islands	001-34799	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite F, 23rd Floor, Building B, Jiangjing Mansion
228 Yanjiang Ave., Jiangan District, Wuhan City
Hubei Province, China 430010
(Address of principal executive offices)

Registrant’s telephone number, including area code: (+86) 27 8274 0726

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant's Certifying Accountant.

(a) Resignation of Principal Accountant

1.   By letter dated June 2, 2011, Tianli Agritech, Inc. (the “Company”) dismissed Sherb & Co., LLP as independent registered public accounting firm for the Company.

2.   The dismissal of Sherb & Co., LLP was approved by the Audit Committee of the Board of Directors of the Company.

3.   Sherb & Co., LLP issued an audit report on the consolidated financial statements of the Company as at and for the years ended December 31, 2010 and 2009, which did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

4.   In connection with the audit of the consolidated financial statements of the Company as at and for the years ended December 31, 2010 and 2009 and through the date of this Current Report: (i) there were no disagreements between the Company and Sherb & Co., LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Sherb & Co., LLP, would have caused Sherb & Co., LLP  to make reference to the subject matter of the disagreement in its report on the Company's financial statements for such year or during the interim period through the date of this Report, and (ii) there were no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

5.   The Company has provided Sherb & Co., LLP a copy of the disclosures in this Form 8-K and has requested that Sherb & Co., LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not Sherb & Co., LLP agrees with the Company's statements in this Item 4.01(a). A copy of the letter furnished by Sherb & Co., LLP in response to that request has been filed as Exhibit 16.1 to this Form 8-K.

(b) Engagement of Principal Accountant

1.   On June 7, 2011, the Company signed a letter to engage Crowe Horwath (HK) CPA Limited as its registered independent public accountants for the fiscal year ending December 31, 2011.  The decision to engage Crowe Horwath (HK) CPA Limited was approved by the Audit Committee of the Board of Directors of the Company.

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2.  During the Company's two most recent fiscal years ended December 31, 2010 and 2009 and through the date of this Current Report, the Company did not consult with Crowe Horwath (HK) CPA Limited (HK) CPA Limited on (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that may be rendered on the Company's financial statements, and Crowe Horwath (HK) CPA Limited did not provide either a written report or oral advice to the Company that Crowe Horwath (HK) CPA Limited concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) the subject of any disagreement, as defined in Item 304 (a)(1)(iv) of  Regulation S-K and the related instructions, or a reportable event within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

Item 7.01 Regulation FD Disclosure.

On June 7, 2011, the Company issued a press release announcing the change in its independent public accountants. A copy of the press release is attached hereto as Exhibit 99.1.

The information in Exhibit 99.1 attached hereto, shall not be deemed as “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liability of such Section, nor shall it be deemed incorporated by reference in any filing by us under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Number	Description of Exhibit
16.1	Letter from Sherb & Co., LLC to the Commission
99.1	Press release dated June 7, 2011.

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SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TIANLI AGRITECH, INC.

By:	/S/ HANYING LI
Hanying Li
Chief Executive Officer

Dated: June 7, 2011

EXHIBIT INDEX

Number	Description of Exhibit
16.1	Letter from Sherb & Co., LLC to the Commission
99.1	Press release dated June 7, 2011.